UNITED STATES SECURITIES AND EXCHANGE COMMISSION, Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): December 5, 2007

Timberline Resources Corporation
(Exact name of registrant as specified in its charter)

Idaho	000-51549	82-0291227
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

101 East Lakeside Avenue, Coeur d’Alene, ID	83814
(Address of principal executive offices)	(Zip Code)

Registrants’ telephone number: (208) 664-4859

n/a (Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[     ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR  230.425)

[     ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR  240.14a-12)

[     ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act   (17 CFR

     240.14d-2(b))

[     ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange  Act (17 CFR

       240.13e-4(c))

Item 7.01.  Regulation FD

Timberline Resources Corporation issued a press release on December 5, 2007, announcing the execution of a non-binding letter of intent to acquire Small Mine Development, LLC.  The press release is filed as exhibit 99.1 hereto and incorporated herein by reference.

Item 8.01 Other Events

Timberline Resources Corporation announced on December 5, 2007 that it has signed a non-binding Letter of Intent to acquire Small Mine Development, LLC, one of the largest underground mine contractors in the United States.  The acquisition, which is subject to negotiation and execution of binding definitive documents, satisfaction of certain conditions precedent, approval by the Timberline shareholders, and other ordinary and customary closing conditions for a transaction of this type, is anticipated to close in early 2008.  There is no assurance that the acquisition of SMD will be completed by early 2008 or at all.

Item 9.01 Financial Statements and Exhibits.

Exhibit 99.1

December 5, 2007 Press Release.

SIGNATURES.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Timberline Resources Corporation

Date: December 10, 2007	By: /s/ Randy Hardy
Randy Hardy
Chief Executive Officer